UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 2, 2006 (September 7, 2006)

Toreador Resources Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-02517	75-0991164
(Commission File Number)	(IRS Employer Identification No.)

4809 Cole Avenue, Suite 108
Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

(214) 559-3933

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)

On September 8, 2006, Toreador Resources Corporation (the “Company”) filed a Current Report on Form 8-K relating to the restatement of its audited consolidated financial statements as of and for the year ended December 31, 2005 and its unaudited consolidated financial statements for each of the quarters ended March 31, 2006 and June 30, 2006.

Because the Company has recently engaged its current independent registered accounting firm to reaudit the Company’s audited consolidated financial statements, the filing of the restated financial statements has been delayed and currently the Company believes that it will be able to file on or about December 1, 2006 the restated financial statements with the Securities and Exchange Commission pursuant to a Form 10-K/A as of and for the year ended December 31, 2005, a Form 10-Q/A as of and for the three months ended March 31, 2006 and a Form 10-Q/A as of and for the six months ended June 30, 2006.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION

Date:	October 2, 2006
		By:	/s/ G. Thomas Graves III
G. Thomas Graves III, President and CEO